Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Modern Media Acquisition Corp. (the “Company”) for the year ended March 31, 2017, as filed with the Securities and Exchange Commission (the “Report”) on the date hereof, I, William Drewry, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 28, 2017	By:	/s/ William Drewry
	Name:	William Drewry
	Title:	Chief Financial Officer (Principal Financial and Accounting Officer)